J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated March 30, 2016

to the Prospectuses and Summary Prospectuses

dated July 1, 2015, as supplemented

Effective immediately, the portfolio manager information for the JPMorgan Core Plus Bond Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Steven Lear	2013	Managing Director
Frederick Sabetta	2006	Managing Director
Richard Figuly	2006	Managing Director
J. Andrew Norelli	2014	Managing Director

In addition, the paragraphs entitled “Core Plus Bond Fund” in the section titled “The Funds’ Management and Administration — The Portfolio Managers” are hereby deleted in its entirety and replaced by the following:

Core Plus Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers. The portfolio management team for the Fund consists of Steven S. Lear, Managing Director and CFA charterholder, Frederick A. Sabetta, Managing Director and CFA charterholder, Richard Figuly, Managing Director, and J. Andrew Norelli, Managing Director. The team also includes additional portfolio managers who make day-to-day decisions concerning all alternative strategies such as emerging market debt. Mr. Lear is responsible for overseeing U.S. broad market strategies for the U.S. Macro Driven investment team and has been part of the team responsible for management of the Fund since 2013. Prior to joining JPMIM in 2008, Mr. Lear was at Schroder Investment Management for ten years, serving as the head of the U.S. fixed income securities for seven years. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee of JPMIM or predecessor firms since November 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Norelli is a portfolio manager within the U.S. Macro team, where he focuses on multi-asset class portfolios, asset allocation, macroeconomic strategy, and global market dynamics. Prior to joining JPMIM in 2012, Mr. Norelli spent over 11 years at Morgan Stanley in fixed income, most recently serving four years as co-head of the firm’s emerging markets credit trading business.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CPB-PM-316